                                                                EXHIBIT 23.9

LEGAL EXPERT'S CONSENT

We consent to the reference to our firm under the heading "Business-- Government Regulation" in the Registration Statement of AmeriPath, Inc. on Form S-1.


/s/ Bricker & Eckler LLP


BRICKER & ECKLER LLP
Columbus, Ohio

September 22, 1997